NESTOR, INC.                                                        EXHIBIT 10.1
                                                                    ------------





6 March 2006

Nestor, Inc.
42 Oriental Street
Providence, Rhode Island 02908
Attention:  Chairman of the Board

Ladies and Gentlemen:

Reference is made to that certain Employment Agreement between Nestor, Inc. and myself dated October 13, 2004. Notwithstanding anything therein to the contrary, I agree that my minimum salary thereunder shall be $225,000.

Very truly yours,

/s/   William B. Danzell
---------------------------------
William B. Danzell

Agreed and accepted:

NESTOR, INC.

By:  /s/  Nigel P. Hebborn
---------------------------------
Nigel P. Hebborn
Treasurer and Chief Executive Officer









                    42 Oriental Street, Providence, RI 02908
                       TEL: 401-274-5658 FAX: 401-274-5707
                                 WWW.NESTOR.COM